EATON VANCE PARAMETRIC OPTION ABSOLUTE RETURN STRATEGY FUND

Supplement to Prospectus dated May 1, 2011

1. The following replaces the Annual Fund Operating Expenses and Example tables that appear in “Fees and Expenses of the Fund” under “Fund Summary”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	1.85%	1.85%	1.85%
Total Annual Fund Operating Expenses	3.20%	3.95%	2.95%
Expense Reimbursement(1)	(1.65)%	(1.65)%	(1.65)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	2.30%	1.30%

(1)

The investment adviser, sub-adviser and administrator have agreed to reimburse the Fund’s expenses to the extent the total Annual Fund Operating Expenses exceed 1.55% for Class A shares, 2.30% for Class C shares and 1.30% for Class I shares. This expense reimbursement will continue through April 30, 2013. Any amendments or a termination of this reimbursement would require written approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser, sub-adviser and administrator during the Fund’s current fiscal year to the extent expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$625	$1,267	$1,933	$3,704	$625	$1,267	$1,933	$3,704
Class C shares	$333	$1,053	$1,890	$4,061	$233	$1,053	$1,890	$4,061
Class I shares	$132	$ 757	$1,407	$3,153	$132	$ 757	$1,407	$3,153

January 1, 2012							5543-1/12 OARPS1